UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2008

CUSTOMER ACQUISITION NETWORK HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141141	01-0692341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue South Suite 908-909 New York, NY	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 712-0000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On January 4, 2008, Customer Acquisition Network Holdings, Inc., a Delaware corporation (“Registrant”), completed the transactions described in a Current Report on Form 8-K dated December 18, 2007 and filed with the Securities and Exchange Commission on December 20, 2007 pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), by and among Registrant, Options Acquisition Sub, Inc. (“Acquisition”), Options Newsletter, Inc. (the “Company”) and Hagai Shechter. Pursuant to the Merger Agreement, at the effective time the Company merged with and into Acquisition, a newly formed, wholly-owned Delaware subsidiary of Registrant, with Acquisition being the surviving corporation (the “Merger”).

The audited financial statements of the Company for the years ended December 31, 2007 and December 31, 2006 and the related report of Salberg & Company P.A. the independent registered public accounting firm relating to such financial statements and the unaudited pro forma condensed combined consolidated financial statements of  the Registrant and the  Company, are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, as an amendment to the Registrant’s Current Report on Form 8-K/A filed on January 9, 2008, pursuant to Item 9.01(a)(4) of Form 8-K.

The unaudited pro forma condensed combined consolidated financial statements are not necessarily indicative of the results that actually would have been attained if the Merger had been in effect on the dates indicated or which may be attained in the future. Such statements should be read in conjunction with the unaudited historical financial statements of the Registrant and the Company.

Exhibit No.	Description

99.1
Audited balance sheet of Options Newsletter, Inc. as of December 31, 2007, and the related statement of income, changes in stockholders' equity (deficiency), and cash flows for the years ended December 31, 2007 and 2006.

99.2	Unaudited Pro Forma condensed consolidated financial statements as of September 30, 2007 and for the nine months ended September 30, 2007 for Customer Acquisition Network Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSTOMER ACQUISITION NETWORK HOLDINGS, INC

By:	/s/ Bruce Kreindel
Dated: March 19, 2008	Name: Bruce Kreindel
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Audited balance sheet of Options Newsletter, Inc. as of December 31, 2007, and the related statement of income, changes in stockholders' equity (deficiency), and cash flows for the years ended December 31, 2007 and 2006.

99.2	Unaudited Pro Forma condensed consolidated financial statements as of September 30, 2007 and for the nine months ended September 30, 2007 for Customer Acquisition Network Holdings, Inc.